PROVISIONS	12 Months Ended
Dec. 31, 2019
Provisions [abstract]
PROVISIONS
PROVISIONS
Changes in provisions were as follows:

	At December 31, 2018	Additional provisions	Utilization	Translation differences and other	At December 31, 2019
	(€ thousand)
Warranty and recall campaigns provision	111,129	28,131	(32,584)	1,135	107,811
Legal proceedings and disputes	37,154	3,037	(14,280)	1,186	27,097
Other risks	34,256	12,393	(18,553)	2,568	30,664
Total provisions	182,539	43,561	(65,417)	4,889	165,572

Warranty and recall campaigns provision
The warranty and recall campaigns provision represents the best estimate of commitments given by the Group for contractual, legal, or constructive obligations arising from product warranties given for a specified period of time. Such provisions are recognized on shipment of the car to the dealer.
The warranty and recall campaigns provision is estimated on the basis of the Group’s past experience and contractual terms. Related costs are recognized within cost of sales.
Due to an industry wide recall relating to Takata airbags manufactured using non-desiccated Phase Stabilized Ammonium Nitrate (“PSAN”), in 2016 the Group initiated a global recall campaign on cars mounted with such airbags. Due to the uncertainty of recoverability of the costs from Takata, the Group recognized an aggregate provision of €36,994 thousand in 2016 (within cost of sales). At December 31, 2019, the provision amounted to €15,519 thousand (€24,513 thousand at December 31, 2018), reflecting the current best estimate for future costs of the Group related to the recall campaign. The decrease in the provision relates to ongoing recall activities as well as a partial release in 2018.
Legal proceedings and disputes

The provision for legal proceedings and disputes represents management’s best estimate of the expenditures expected to be required to settle or otherwise resolve legal proceedings and disputes. This class of claims relate to allegations by contractual counterparties that the Group has violated the terms of the arrangements, including by terminating the applicable relationships. Judgments in these proceedings may be issued in 2020 or beyond, although any such judgment may remain subject to judicial review. While the outcome of such proceedings is uncertain, any losses in excess of the provisions recorded are not expected to be material to the Group’s financial condition or results of operations.

The utilization of the provision for legal proceedings and disputes includes a release for a change in the estimate of the risk and related provision associated with a legal dispute based on developments in the first quarter of 2019. Accruals to the provision for legal proceedings and disputes are recognized within other expenses, net.

Other risks

The provision for other risks are related to disputes and matters which are not subject to legal proceedings, including disputes with suppliers, distributors, employees and other parties, as well as environmental risks.

The utilization of the provision for other risks includes a release of provisions related to favorable developments in emissions regulations that occurred in the third quarter of 2019.

The following table sets forth additional provisions to other risks recognized for the years ended December 31, 2019, 2018 and 2017.

	For the years ended December 31,
	2019	2018	2017
	(€ thousand)
Recorded in the consolidated income statement within:
Cost of sales	9,563	11,420	8,065
Selling, general and administrative costs	2,830	—	274
Total	12,393	11,420	8,339